Accrual Basis-1
Case No.: 97-02395PJW Thru 97-02401PJW

                 OFFICE OF THE UNITED STATES TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                       for the month ending June 30, 1998

                                        Document                    Previously                   Explanation
Required Attachments:                   Attached                     Submitted                    Attached

1.  Tax Receipts                          ( )                           (X)                          ( )

2.  Bank Statements                       (X)                           ( )                          ( )

3.  Most recently filed                   ( )                           (X)                          ( )
    Income Tax Return

4.  Most recent Annual                    (X)                           ( )                          ( )
    Financial Statements
    prepared by accountant

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 9) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:


  /s/ Windle R. Ewing                                   Vice President
----------------------------------            ----------------------------------
SIGNATURE OF RESPONSIBLE PARTY                              TITLE


     Windle R. Ewing                                   October 9, 1998
----------------------------------            ----------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                            DATE


PREPARER:

  /s/ Tom Matta                                       Accounting Manager
----------------------------------            ----------------------------------
SIGNATURE OF PREPARER                                       TITLE


     Tom Matta                                         October 9, 1998
----------------------------------            ----------------------------------
PRINTED NAME OF PREPARER                                     DATE


All Chapter 11 debtors must file this report with the Court and serve a copy on the United States Trustee no later than the 15th day of the month following the end of the month covered by the report.

In Re:   SA Telecommunications, Inc.                            Accrual Basis -2
Case Nos.  97-2395 (PJW) through 97-2401 (PJW)


                            COMPARATIVE BALANCE SHEET

ASSETS                                                  Month               Month              Month
                                                       4/30/98             5/31/98            6/30/98
1       Cash                                        $    152,254        $    413,241       $    462,931
2       Accounts Receivable (Net)                      4,725,835           5,345,815          5,184,707
3       Inventory                                         34,190              34,190             34,190
4       Notes Receivable
5       Prepaid Expenses                                  31,822              25,487             25,487
6       Other (Attach List)                                    0                   0
7       Total Current Assets                        $  4,944,101        $  5,818,733       $  5,707,315
8       Property, Plant & Equipment                   14,723,390          14,708,881         14,708,881
9       Less: Accumulated
        Depreciation/Depletion                         9,121,547           9,119,449          9,119,449
10      Net Property, Plant & Equipment                5,601,843           5,589,432          5,589,432
11      Due From Affiliates & Insiders
12      Intangibles (Attach List)                      5,026,018           5,026,018          5,026,018
12a     Debt Issuance Cost                                     0                   0
13      Other (Attach List)                                    0                   0
14      Total Assets                                $ 15,571,962        $ 16,434,183       $ 16,322,765


POSTPETITION LIABILITIES
15      Accounts Payable                            $  7,996,599        $  8,698,111       $  8,246,326
15a     Accrued Telecommunications Costs                 927,207             972,164          1,224,449
16      Taxes Payable
16a     Accrued Taxes Payable
17      Notes Payable
18      Professional Fees
19      Secured Debt
20      Due To Affiliates & Insiders
21      Other (Attach List)
22      Total Postpetition Liabilities              $  8,923,806        $  9,670,274       $  9,470,775

PREPETITION LIABILITIES
23.     Secured Debt                                   7,481,709           7,930,339          8,020,846
24.     Priority Debt (Attach List)                      191,175             191,375            191,575
24a     Redeemable Preferred Stock                     1,620,000           1,620,000          1,620,000
25      Unsecured Debt                                47,581,372          47,237,492         47,370,942
26      Other (Attach List)
27      Total Prepetition Liabilities               $ 56,874,256        $ 56,979,206       $ 57,203,363
28      Total Liabilities                           $ 65,798,062        $ 66,649,480       $ 66,674,138

EQUITY
29      Owner's Prepetition Equity                   (12,258,875)        (12,258,875)       (12,258,875)
30      Postpetition Cumulative
          Profit or (Loss)                           (37,967,225)        (37,956,422)       (38,092,498)
31.     Total Equity (Deficit)                      $(50,226,100)       $(50,215,297)      $(50,351,373)
32      Total Liabilities & Owner's Equity          $(15,571,962)       $ 16,434,183       $ 16,322,765

In Re:   SA Telecommunications, Inc.                            Accrual Basis-2
Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)

                                                           Month                  Month                  Month
                                                          4/30/98                5/31/98                6/30/98
6        Other Current Assets
         A/R-Jack Matz                                           0                       0                     0
         A/R Prarie Systems, Inc.                           59,917                  59,917                59,917
         A/R Line Costs                                     93,001                  93,001                93,001
         Long Distance Network N/R                         148,685                 148,685               148,685
                                                     -----------------------------------------------------------
                                                           301,603                 301,603               301,603
                                                     ===========================================================

12       Intangibles
         Goodwill (net of amortization)                  5,026,018               5,026,018             5,026,018
                                                     ===========================================================

13       Other Non-Current Assets
         Prepaid Employee Settlement (net)                       0                       0                     0
         Security Deposits & Miscellaneous                       0                       0                     0
                                                     -----------------------------------------------------------
                                                                 0                       0                     0
                                                     ===========================================================

21       Other Post-Petition Liabilities
         Accr Payroll/Payroll Taxes/Benefits               202,804                 163,080               127,643
         Accr Medical Ins                                  111,600                 144,247               151,479
         Accr Property Taxes                                     0                       0                     0
                                                     -----------------------------------------------------------
                                                           288,032                 307,327               279,122
                                                     ===========================================================

24       Priority Debt
         Accrued Payroll/Employee Benefits
         Accrued Property Taxes                             71,162                  71,162                71,162
         Accrued Sales Taxes                                     0                       0                     0
                                                     -----------------------------------------------------------
                                                            71,162                  71,162                71,162
                                                     ===========================================================

Case No.  Nos.-2395 (PJW) THROUGH 97-2401 (PJW)                Accrual Basis -3

                           SA TELECOMMUNICATIONS, INC.

                                INCOME STATEMENT

                                                    Month                   Month                 Month
                                                Apr, 1998               May, 1998            June, 1998
REVENUES
1 Gross Revenues                              $ 2,028,347             $ 1,878,321           $ 1,604,342
2 Less: Returns & Discounts                        20,914                  19,834                     0
3 Net Revenue                                 $ 2,007,433             $ 1,858,487           $ 1,604,342

COST OF GOODS SOLD

4 Beginning Inventory
5 Add: Purchases
6 Less: Ending Inventory
7 Cost Of Goods Sold                            1,825,468               1,522,829             1,482,488
8 Gross Profit                                    181,965                 335,658               121,854

OPERATING EXPENSES

9  Officer/Insider Compensation                    43,212                  14,615                14,615
10 Direct Labor/Salaries                          261,852                 120,645                96,333
11 Payroll Taxes                                   32,811                  11,790                 5,270
12 Rent & Lease Expense                            22,165                  24,935                26,582
13 Insurance                                       26,822                  26,642                27,822
14 Depreciation/Amortization                        -                        -
15 General & Administrative                       121,332                  73,734                72,892
16 Other (Attach List)
17 Total Operating Expenses                       508,194                 272,361               243,514
18 Operating Income                           $  (326,229)            $    63,297           $  (121,660)

OTHER INCOME & EXPENSES

19 Other Income (Attach List)
20 Other Expenses (Attach List)
21 Interest Expense                               (68,661)                (39,111)              (10,417)
22 Other                                           (9,458)                   -
23 Net Other Income & Expenses                    (78,119)                (39,111)              (10,417)

REORGANIZATION EXPENSES

24 Professional Fees
25 U.S. Trustee Fees                              (28,569)                (13,383)               (4,000)
26 Other (Attach List)
27 Total Reorganization Expenses
28 Income Tax
29 NET PROFIT (LOSS)                          $  (432,917)            $    10,803              (136,077)

Case Nos. 97-2395 (PJW) THROUGH 97-2401 (PJW)                  Accrual Basis -4

CASH RECEIPTS AND DISBURSEMENTS

                        TOTAL SATEL        TOTAL SATEL         TOTAL SATEL      TOTAL SATEL      TOTAL SATEL       TOTAL SATEL
                            A/P             MAIN OPER.             P/R           GREYROCK           MISC.            CD & NEC
1. BEG. BAL             (17,196.18)        474,143.25           (672.52)        187,075.77        139,961.70         40,867.47
2. CASH SALES                --                 --                --                 --                --                --
3. RECEIPTS                  --            493,900.00             --                 --                --                --
4. LOANS & ADVANCES          --                 --                --                 --                --                --
5. SALE ASSETS               --                 --                --                 --                --                --
6. (OTHER) PAYDOWNS
   ON REVOLVER         (233,829.87)        640,700.32        126,670.46         (91,141.64)        69,847.31             --
                      ------------      -------------       -----------         ----------        ----------     -------------

7. TOTAL RECEIPTS      (233,829.87)      1,134,600.32        126,670.46         (91,141.64)        69,847.31             --
8. TOTAL CASH AVAIL    (251,026.05)      1,608,743.57        125,997.94          95,934.13        209,809.02         40,867.47
                      ------------      -------------       -----------         ----------        ----------     -------------

*DISBURSEMENTS               --         (1,104,832.38)      (196,864.46)             --           (69,760.10)            --
EOM BALANCE            (251,026.05)        503,911.19        (70,866.52)         95,934.13        140,048.91         40,867.47
                      ------------      -------------       -----------         ----------        ----------     -------------

                      TOTAL SATEL        TOTAL SATEL
                      PETTY CASH
1. BEG. BAL               4,062.00         828,241.49
2. CASH SALES                --                 --
3. RECEIPTS                  --            493,900.00
4. LOANS & ADVANCES          --                 --
5. SALE ASSETS               --                 --
6. (OTHER) PAYDOWNS
   ON REVOLVER               --            512,246.58
                      ------------      -------------
7. TOTAL RECEIPTS            --          1,006,146.58
8. TOTAL CASH AVAIL       4,062.00       1,834,388.07
                      ------------      -------------
*DISBURSEMENTS               --         (1,371,456.94)
EOM BALANCE               4,062.00         462,913.13
                      ------------      -------------

* See attached detail of disbursements by check number, date, payee and amount.

Debtor:  SA Telecommunications, Inc. and Subsidiaries           Accrual Basis-5

Case No: 97-2395 through 97-2401

ACCOUNTS RECEIVABLE AGING
         0 - 30 days old                                         $    2,505,383

         31 - 60 days old                                               777,398

         61 - 90 days old                                               274,197

         91 + days old                                                1,326,394

         Total Accounts Receivable                               $    4,883,372

         Amount Considered Uncollectable                                  --

         Account Receivable                                      $    4,883,372


AGING OF POSTPETITION ACCOUNTS PAYABLE

                            0 - 30             31 - 60            61 - 90              91+
                             DAYS               DAYS               DAYS               DAYS               TOTAL
---------------------- ------------------ ------------------ ------------------ ------------------ ------------------
ACCOUNTS PAYABLE         $  7,147,628        $      --          $      --          $  1,098,698       $  8,246,326



STATUS OF POSTPETITION TAXES

                                BEGINNING           AMOUNT                                 ENDING
                                   TAX             WITHHELD             AMOUNT               TAX             DELINQUENT
                               LIABILITY*         OR ACCRUED             PAID             LIABILITY            TAXES
FEDERAL
Withholding**                     19,398             17,766            17,766             19,398
FICA-Employee**                   11,488             13,880            13,880             11,488
FICA-Employer**                   11,488             13,880            13,880             11,488
Unemployment                       1,006                 36                36              1,006
Income
Other (Attach List)
Total Federal Taxes               43,380             45,562            45,562             43,380                  --

STATE AND LOCAL
Withholding                        2,722              1,569             1,569              2,722
Sales                            509,750           *205,846           205,846            509,750
Excise
Unemployment                       6,714                287               287              6,714
Real Property
Personal Property
Other (Attach List)

TOTAL STATE & LOCAL              519,186            207,702           207,702            519,186                  --

TOTAL TAXES                      562,566            253,264           253,264            562,566                  --

* The beginning liability for state and local sales tax includes an adjustment for $260,817 reclassed from prepetition sales tax

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit

Case Nos. 97-972395 (PJW) THROUGH 02401 (PJW)        SA TELECOMMUNICATIONS, INC.                                   ACCRUAL BASIS - 6
BANK RECONCILIATIONS              Acct #1         Acct #2         Acct #3         Acct #4         Acct #5          Acct #6
                                    USC             USC             USC             NEC             LDN              USC
A.  Bank                        Wells Fargo     Wells Fargo     Wells Fargo       Various      Southwest Bank      Compass
B.  Acct #                      4311-269112     4311-269120     4311-269138       Various         9050078        712-0018-3
C.  Purpose                         A/P          Operating        Payroll     Misc. Depository    Savings         Greyrock
1   Balance per Bank
    Statement                         --        446,963.73           --          17,469.31        2,516.96        71,917.12
2   + Deposits not credited                          --              --                               6.65
3   - Outstanding Checks        (233,829.87)         --              --              --              --               --
4   +/- Other Reconciling
    items                             --         41,331.63      (51,746.58)          --              --            2,827.08
                               -------------- --------------- -------------- ---------------- --------------- ---------------
5   Month End Balance per
    books                       (233,829.87)    488,295.36      (51,746.58)      17,469.31        2,523.61        74,744.20
                               ============== ================ ============== ================ =============== ==============

BANK RECONCILIATIONS                Acct #7          Acct #8          Acct #9
                                      USC              USC             AddTel
A.  Bank                          Wells Fargo           na          Wells Fargo
B.  Acct #                        4311-269146         Petty          690018810
C.  Purpose                        Insurance      Cash Accounts    Sales Tax Acct

1   Balance per Bank
    Statement                    102,273.46         586.43           14,220.51
2   + Deposits not credited
3   - Outstanding Checks          22,688.80          --                  --
4   +/- Other Reconciling
    items                             --             --                 866.14
                               --------------- ----------------- ----------------
5   Month End Balance per
    books                        124,962.26         586.43           15,086.65
                               =============== ================= ==============

Case Nos. 97-2395 (PJW) THROUGH 972401 (PJW)                SA TELECOMMUNICATIONS, INC.       ACCRUAL BASIS - 6

BANK RECONCILIATIONS             Acct #10         Acct #11        Acct #12       Acct #13         Acct #14
                                  AddTel           AddTel          AddTel         AddTel           AddTel
A.  Bank                        Wells Fargo     Wells Fargo     Wells Fargo     Wells Fargo     Wells Fargo

B.  Acct #                      0933 051211   1290-000025-000   4443-332515     4443-332762     0933 041063
C.  Purpose                      Operating           CD           Greyrock    Returned Checks          -
                                 ---------           --           --------    ---------------
1   Balance per Bank Statement    29,847.16      20,874.55        21,190.01         -                  -
2   + Deposits not credited
3   - Outstanding Checks         (22,148.37)
4   +/- Other Reconciling items   (9,279.14)                          (0.08)        -
                               -------------- ----------------- ------------- ---------------- ---------------
5   Month End Balance per books   (1,580.35)     20,874.55        21,189.93         -                  -
                               ============== ================= ============= ================ ===============

BANK RECONCILIATIONS              Acct #15         Acct #16         Acct #17         Acct #18
                                   AddTel           AddTel          Uniquest         Uniquest
A.  Bank                         Wells Fargo          na            Compass      Bank of America
B.  Acct #                       934 041063                        711 9526 0      83130 00519
C.  Purpose                      Payroll/ZBA      Petty Cash          A/P            Payroll
                                 -----------      ----------          ---            -------
1   Balance per Bank Statement            -         3,475.57           -                -
2   + Deposits not credited
3   - Outstanding Checks         (19,551.91)                           -                -
4   +/- Other Reconciling items      431.97                            -                -
                               ---------------- --------------- ----------------- ---------------
5   Month End Balance per books  (19,119.94)        3,475.57           -                -
                               ================ =============== ================= ===============

Case Nos. 97-2395 (PJW) THROUGH 972401 (PJW)                   ACCRUAL BASIS - 7
                           SA Telecommunications, Inc.
                                and Subsidiaries

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE BANKRUPTCY CODE) AND TO PROFESSIONALS FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSION, INSURANCE, HOUSING ALLOWANCE, TRAVEL CAR ALLOWANCE, ETC.) ATTACH ADDITIONAL SHEETS IF NECESSARY.

                                                             INSIDERS


                                                                                 Type of             Amount
                       Name                               Position               Payment              Paid
                       ----                               --------               -------              ----
             1    Igor Mamantov                      VP-Corp Development          Payroll           Resigned
             2    Dennis Lee Gundy                   VP-Operations                Payroll         $ 9,230.76
             3    Jeffery M. Petrie                  VP-Telemarketing             Payroll           Resigned
             4    Windle R. Ewing                    VP-Tariffs and Reg. Affair   Payroll           5,384.60
             5    Thomas J. Brighi                   VP-Telemarketing             Payroll           Resigned
             6    George M. Trevino                  Controller                   Payroll           Resigned
             7    Kellie Watts                       Asst. General Counsel        Payroll           Resigned
             8    Julie Judd                         HR Administrator             Payroll           Resigned
             9    Cheryl Leahy                       Asst. Controller             Payroll           Resigned
             10   Chuck Leblo                                                     Payroll           Resigned
                                                     Total Payments to Insiders                   $14,615.36

                                                                                        PROFESSIONALS
                                                Date of Court                                                 Total
                             Type of          Order Authorizing       Amount             Amount               Paid
           Name            Professional            Payment           Approved             Paid               To Date
      ---------------- --------------------- --------------------- -------------- --------------------- ------------------
1
2          None                None                  None              None               None
3
4
Total Payments to Professionals


                                                       ADEQUATE PROTECTIONS PAYMENTS
                                              Scheduled Monthly                 Amounts Paid          Total Unpaid
                    Name of Creditor            Payments Due                  During the Month        Post Petition
                    ----------------            ------------                  ----------------        -------------
             1                                       None                          None                   -
             2
             3
             4
             5

                                Total                $   -                         $  -

                                                                 ACCRUAL BASIS-8
97-02395PJW THRU 97- 02401PJW

------------------------------------------------------------------------------------ ---------- ----------
QUESTIONNAIRE                                                                           YES        NO
------------------------------------------------------------------------------------ ---------- ----------
1.       Have any assets been sold or transferred outside the normal course of
         business this recording period?                                                            X
------------------------------------------------------------------------------------ ---------- ----------
2.       Have any funds been disbursed from any account other
         than a debtor in possession account?                                          X<F1>
------------------------------------------------------------------------------------ ---------- ----------
3.       Are any postpetition receivables (accounts, notes, or
         loans) due from related parties?                                                           X
------------------------------------------------------------------------------------ ---------- ----------
4.       Have any payments been made on prepetition liabilities
         this reporting period?                                                        X<F2>
------------------------------------------------------------------------------------ ---------- ----------
5.       Have any postpetition loans been received by the debtor
         from any party?                                                               X<F3>
------------------------------------------------------------------------------------ ---------- ----------
6.       Are any postpetition payroll taxes past due?                                               X
------------------------------------------------------------------------------------ ---------- ----------
7.       Are any postpetition state or federal income taxes past
         due?                                                                                       X
------------------------------------------------------------------------------------ ---------- ----------
8.       Are any postpetition real estate taxes past due?                                           X
------------------------------------------------------------------------------------ ---------- ----------
9.       Are any other postpetition taxes past due?                                                 X
------------------------------------------------------------------------------------ ---------- ----------
10.      Are any amounts owed to postpetition creditors past due?
                                                                                                    X
------------------------------------------------------------------------------------ ---------- ----------
11.      Have any prepetition taxes been paid during the
         reporting period?                                                                          X
------------------------------------------------------------------------------------ ---------- ----------
12.      Are any wage payments past due?                                                            X
------------------------------------------------------------------------------------ ---------- ----------
If the  answer  to any of the above  questions  is  "YES",  provide  a  detailed explanation of each item. Attach additional sheets if necessary.

<F1> Prepetition  accounts  retained during this period per court order.
<F2> Only items such as payroll and benefits approved by court order.
<F3> Only amounts per D.I.P. Financing Agreement approved by court order.
------------------------------------------------------------------------------------ ---------- ----------
INSURANCE                                                                               YES        NO
------------------------------------------------------------------------------------ ---------- ----------
1.       ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER NECESSARY
         INSURANCE COVERAGES IN EFFECT?                                                  X
------------------------------------------------------------------------------------ ---------- ----------
2.       ARE ALL PREMIUM PAYMENTS PAID CURRENT?
                                                                                         X
------------------------------------------------------------------------------------ ---------- ----------
3.       PLEASE ITEMIZE POLICIES BELOW.
------------------------------------------------------------------------------------ ---------- ----------

If the answer to any of the above  questions is "no",  or if any  policies  have
been  canceled  or  not  renewed  during  this  reporting  period,   provide  an
explanation below. Attach additional sheets if necessary.

----------------------------------------------------------------------------------------------------------------
                                              INSURANCE POLICIES
---------------------- --------------------- ------------------------------------ ------------------------------
       TYPE OF                                                                           PAYMENT AMOUNT
       POLICY                CARRIER                   PERIOD COVERED                      & FREQUENCY
---------------------- --------------------- ------------------------------------ ------------------------------
                            See attached schedule of current policies.
---------------------- --------------------- ------------------------------------ ------------------------------

---------------------- --------------------- ------------------------------------ ------------------------------

---------------------- --------------------- ------------------------------------ ------------------------------

---------------------- --------------------- ------------------------------------ ------------------------------

---------------------- --------------------- ------------------------------------ ------------------------------

Case Nos. 97-2395(PJW) THROUGH 97-2401(PJW)                     Accrual Basis -9

                           SA Telecommunications, Inc.
                                and Subsidiaries


-------------------------------------------------------------------------------------------------------------------------------
                                                          PERSONNEL
---------------------------------------------------------------------------------- --------------------- ----------------------
                                                                                        Full Time              Part Time
                                                                                          Total                  Total
1.    Total number of employees at beginning of period                                      32                     -
2.    Total number of employees hired during the period                                     -                      -
3.    Number of employees terminated or resigned during the period                          1                      -
4.    Total number of employees on payroll at end of period                                 31                     -
---------------------------------------------------------------------------------- --------------------- ----------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                      Change of Address
-------------------------------------------------------------------------------------------------------------------------------


         If your mailing address has changed and you have not previously notified the United States Trustee of the change, list your new address below:

         DATE OF CHANGE:  ______________________

         NEW ADDRESS: